SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 22, 2004
                        ---------------------------------
                        (Date of earliest event reported)

                         Tumbleweed Communications Corp.
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             (Exact name of Registrant as specified in its charter)

               Delaware              000-26223                94-3336053
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       (State of Incorporation) (Commission File No.)       (IRS Employer
                                                          Identification No.)


                                700 SAGINAW DRIVE
                         REDWOOD CITY, CALIFORNIA 94063
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          (Address of principal executive offices, including zip code)

                                 (650) 216-2000
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


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ITEM 7.  EXHIBITS

         99.1 Press Release of Registrant, dated July 22, 2004, entitled "Tumbleweed Announces Results for Second Quarter of 2004."

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 22, 2004, Tumbleweed Communications Corp., a Delaware corporation ("Registrant"), announced its financial results for the fiscal quarter ended June 30, 2004 and forward-looking statements relating to the third quarter of fiscal year 2004. The press release provides non-GAAP pro forma consolidated comparative income statements of operations comparing the three month and six month periods ended June 30, 2004 and June 30, 2003. The press release also provides consolidated balance sheets comparing June 30, 2004 and December 31, 2003. A copy of the press release is furnished as exhibit 99.1 hereto.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                           Tumbleweed Communications Corp.



                                           By:   /s/ ERIC SCHLEZINGER
                                           Name:  Eric Schlezinger
                                           Title:  Assistant Secretary

Date:  July 22, 2004

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                                  EXHIBIT INDEX

      EXHIBIT NO.                        DESCRIPTION
      -----------                        -----------

         99.1 Press Release of Registrant, dated July 22, 2004, entitled "Tumbleweed Announces Results for Second Quarter of 2004."